ARROW DWA BALANCED FUND

CLASS A SHARES: DWAFX

CLASS C SHARES: DWATX

INSTITUTIONAL CLASS SHARES: DWANX

(a series of Arrow Investments Trust)

Supplement dated April 26, 2019

to the Summary Prospectuses and Prospectus dated December 1, 2018

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As noted in the Arrow DWA Balanced Fund’s (the “Fund”) Summary Prospectuses and Prospectus, Arrow Investment Advisors, LLC (the “Advisor”) allocates the Fund’s portfolio among equity, fixed income and alternative asset classes under normal circumstances. Effective immediately, the Fund has modified certain of the percentage allocations to these asset classes as noted below.

The fourth paragraph in the “Principal Investment Strategies” section of the Summary Prospectuses on page 2, the third paragraph of the “Principal Investment Strategies” subsection of the “Fund Summary – Arrow DWA Balanced Fund” section of the Prospectus on page 7 and the third paragraph in the “Arrow DWA Balanced Fund—Principal Investment Strategies” subsection of the “Additional Information About Principal Investment Strategies and Related Risks” section of the Prospectus on page 25 are hereby deleted in their entirety and replaced with the following:

“To maintain a balanced portfolio, the Fund will, under normal circumstances, invest:

•	from 25% to 70% in equity securities, including international and domestic equity securities;
•	from 25% to 60% in fixed income securities of any maturity and credit quality; and
•	from 10% to 50% in alternative assets, including through the DWA Balanced Subsidiary.”

This Supplement and the existing Summary Prospectuses and Prospectus dated December 1, 2018, provide relevant information for all shareholders and should be retained for future reference. The Summary Prospectuses and Prospectus dated December 1, 2018, have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Fund at 1-877-277-6933.